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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported)       May 9, 2003
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                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 333-100695                              23-2811925
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           (Commission File Number)         (I.R.S. Employer Identification No.)

    200 Witmer Road, Horsham, Pennsylvania                      19044
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         In May 2003, the Registrant will cause the issuance and sale of approximately $1,054,897,751 initial principal amount of various classes of Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2003, among the Registrant, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Structural and Collateral Term Sheet" and the "Collateral Term Sheet") following the effective date of Registration Statement No. 333-100695 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural and Collateral Term Sheet and the Collateral Term Sheet are being filed as exhibits to this report.

         The Structural and Collateral Term Sheet and the Collateral Term Sheet attached hereto have been provided by the Underwriters. The information in the Structural and Collateral Term Sheet and the Collateral Term Sheet is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)  Financial Statements of Business Acquired

         Not applicable

         (b)  Pro Forma Financial Information

         Not applicable

         (c)  Exhibits.

              99.1 Structural and Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

              99.2 Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                       (Registrant)


Dated:  May 13, 2003                   By: s/ David Lazarus
                                           -------------------------------------
                                           Name:  David Lazarus
                                           Title: Vice President

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                                INDEX TO EXHIBITS


Exhibit
  No.      Document Description
  ---      --------------------

 99.1 Structural and Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

 99.2 Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.







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